Significant changes in current reporting period	6 Months Ended
Sep. 30, 2024
Significant Changes In Current Reporting Period [Abstract]
Significant changes in current reporting period	Significant changes in current reporting period
Information about the business
During the three and six months ended September 30, 2024, the Company has maintained a similar level of material merchants and acquirers when compared to March 31, 2024.
Seasonality
The typical TFS business is subject to predictable seasonality because a significant part of the business serves the leisure segment of the travel industry, which is particularly active during the northern hemisphere’s summer holiday season. The second half of Global Blue’s financial year typically sees upticks in travel and shopping due to specific events that are more dispersed, such as the Chinese National Day (“Golden Week”) in October, Christmas / New Year in December, Chinese New Year in January / February, and Ramadan in March / April.
All in all, this drives a degree of seasonality in the net working capital needs, with working capital needs increasing gradually during the first half of the financial year, which then unwinds in the second half of the financial year.
The Payments business, which serves both seasonal shoppers and regular travelers, is more protected from the seasonal variations driven by traditional holiday periods and as a result does not have a distinct seasonality profile.
The PPS segment is composed of ZigZag Global, Yocuda and ShipUp. ZigZag Global and ShipUp have a soft seasonal curve skewed towards November and December, underpinned by Black Friday, Cyber Monday, and Christmas shopping peaks. Yocuda is not exposed to any material seasonal cycles given its core revenue is less exposed to the number of eReceipts it issues and more to the number of shops it serves.